Exhibit 99.2

SemGroup Vote 000004 ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 C 123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on December 3, 2019. Online Go to www.investorvote.com/SEMG or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2, and 3. 1. To approve and adopt the Agreement and Plan of Merger dated as of September 15, 2019 (the “merger agreement”), by and among SemGroup Corporation (the “Company”), Energy Transfer LP (“Energy Transfer”) and Nautilus Merger Sub LLC (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into the Company (the “merger”), with the Company surviving the merger as a direct wholly owned subsidiary of Energy Transfer (the “merger proposal”). For Against Abstain 2. To approve, on an advisory (non-binding) basis, the specified compensation that may be received by the Company’s named executive officers in connection with the merger. For Against Abstain 3. To approve any adjournment of the special meeting, if necessary, to solicit additional proxies in favor of the merger proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting and at any and all adjournments or postponements thereof. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 U P X 4 3 3 6 0 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 034QEF

Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders to be held on December 4, 2019: Stockholders may view the Proxy Statement/Prospectus and this form of proxy over the Internet by accessing our website at: http://semgroup.com. IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — SemGroup Corporation +Special Meeting — December 4, 2019 Two Warren Place, 5th Floor 6120 South Yale Avenue, Tulsa, Oklahoma THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Thomas R. McDaniel, Carlin G. Conner and James H. Lytal, and each of them, with full power of substitution, as proxies to represent and vote all of the shares of Class A Common Stock and Series A Cumulative Convertible Preferred Stock the undersigned is entitled to vote at the Special Meeting of Stockholders of SemGroup Corporation to be held on the 4th day of December, 2019, at 9:00 a.m., local time, at 6120 South Yale Avenue, Tulsa, Oklahoma, and at any and all adjournments thereof, on all matters coming before said meeting. THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, and 3. PLEASE MARK, SIGN AND DATE THE PROXY ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Special Meeting.+